UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 11, 2026

UNITED COMMUNITY BANKS, INC.

(Exact name of registrant as specified in its charter)

Georgia	001-35095	58-1807304
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

200 East Camperdown Way

Greenville, South Carolina 29601

(Address of principal executive offices)

Registrant's telephone number, including area code:

(800) 822-2651

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $1 per share	UCB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 11, 2026, United Community Bank (the “Bank”), a South Carolina state-chartered bank and wholly owned subsidiary of United Community Banks, Inc. (“United”), entered into a Stock Purchase Agreement (the “Purchase Agreement”), by and among the Bank, Navitas TopCo LLC (“Purchaser”), a Delaware limited liability company, and, solely for the limited purposes set forth therein, United, providing for the sale of all of the issued and outstanding equity securities of Navitas Credit Corp., a Florida corporation and the Bank’s equipment lease financing subsidiary (“Finance Company”), and NLFC Reinsurance Corp., a Tennessee corporation and the Bank’s reinsurance subsidiary (“Reinsurance Company” and together with Finance Company, the “Companies”). United will guarantee the Bank’s payment and performance obligations under the Purchase Agreement. Each capitalized term used but not defined herein shall have the meaning ascribed to such term in the Purchase Agreement.

Transaction Consideration

Pursuant to, and subject to the satisfaction of the conditions in, the Purchase Agreement, Purchaser has agreed, at closing of the Transaction, to acquire all of the issued and outstanding equity securities of both Companies from the Bank (the “Transaction”), in exchange for an amount in cash equal to the sum of the Base Purchase Price, plus the Incremental Asset Premium, plus Closing Cash, plus or minus (as applicable) the Non-Portfolio Net Assets/Liabilities, minus Closing Indebtedness, minus Transaction Expenses. The Base Purchase Price is equal to (a) the aggregate outstanding principal balance of equipment financings owned by the Finance Company (the “Owned Portfolio Assets Amount”) at the effective time of the Transaction (the “Effective Time”) (capped at, and not to exceed, $2,150,000,000), plus (b) a premium represented by the product of 7.346% multiplied by the lesser of (i) the Owned Portfolio Assets Amount as of the Effective Time and (ii) $1,756,008,306. The Incremental Asset Premium is calculated to account for Owned Portfolio Assets Amount over and above $1,756,008,306, representing a premium equal to 4% of the excess (subject to the aggregate $2,150,000,000 portfolio cap) of the amount representing the difference between $1,756,008,306 and the Owned Portfolio Assets Amount as of the Effective Time (if any and only if such difference is a positive number). The Non-Portfolio Net Assets/Liabilities will result in an increase to the purchase price if the book value of non-portfolio assets minus book value of non-portfolio liabilities (in each case, subject to certain adjustments) results in a surplus. A decrease would occur if Non-Portfolio Net Assets/Liabilities amount results in a deficiency. The Closing Indebtedness Amount will largely be representative of repayment of an intercompany loan between the Bank and the Finance Company, and such loan is currently estimated to have a principal balance of $1,700,000,000. The Base Purchase Price is currently estimated to be approximately $1,900,000,000. If the closing of the Transaction occurs, the final purchase price will be subject to certain customary adjustments post-closing.

Representations and Warranties; Covenants

The Purchase Agreement contains customary representations and warranties by each of the parties. Each party has also agreed to customary covenants, including covenants relating to: (i) the conduct of the Companies’ business during the interim period between the execution of the Purchase Agreement and the Effective Time; (ii) the transfer of certain Excluded Assets to the Bank before the Effective Time; and (iii) the implementation of certain restructuring transactions relating to Purchaser’s third-party acquisition financing and post-closing funding of the Companies. The Purchase Agreement also contains indemnification provisions under which the parties have agreed, subject to certain limitations, to indemnify each other against certain liabilities. To supplement the limited indemnification provided by the Bank, Purchaser has obtained representation and warranty insurance.

The Purchase Agreement includes certain post-closing obligations of the parties, including (i) United and the Bank providing transition services to Purchaser; (ii) restrictive covenants that restrict Purchaser from soliciting employees of United and the Bank; and (iii) restrictive covenants that restrict United and the Bank from soliciting customers and employees of the Companies or competing with Purchaser in the United States, subject to certain conditions and exceptions as provided in the Purchase Agreement.

Conditions to the Transaction

The completion of the Transaction is subject to the satisfaction or waiver of customary conditions, including: (i)  the receipt of required regulatory approvals, without such approvals having resulted in the imposition of a materially burdensome condition, or the expiration or termination of the applicable waiting periods and any extensions thereof; (ii) the absence of any order, injunction or decree or other legal restraint preventing the consummation of the Transaction or making the consummation of the Transaction illegal; (iii) subject to certain exceptions, the accuracy of the representations and warranties of the other party, the majority of which are generally subject to a material adverse effect qualification; (iv) the performance in all material respects by the other party of its covenants and obligations under the Purchase Agreement; and (v) the absence of a material adverse effect with respect to the Companies since the execution of the Purchase Agreement. Consummation of the Transaction by Purchaser is not subject to any financing conditions. The Transaction is expected to close in the third quarter of 2026.

Termination; Termination Fee

The Purchase Agreement provides certain termination rights for both the Bank and Purchaser, including if the Transaction is not completed by December 11, 2026, subject to limitations where the terminating party’s failure to perform its obligations was the primary cause of the failure to close the Transaction by such date. The Purchase Agreement further provides that Purchaser must pay a termination fee to the Bank of $17,500,000 (“Termination Fee”) in cash in the event that the Bank terminates the Purchase Agreement: (a) due to Purchaser’s willful breach or failure to perform any of its covenants, agreements or obligations in the Purchase Agreement, or any inaccuracy of any representation or warranty on the part of Purchaser (i) that would cause the conditions relating to the performance of such covenants, agreements or obligations or the accuracy of the representations and warranties to not be satisfied, (ii) that has not been waived by the Bank and (iii) if curable, has not been cured within a specified cure period, in each case, provided that neither United nor the Bank is in breach of any of its representations, warranties or obligations such that the conditions to Purchaser’s obligation to close the Transaction have not been satisfied; or (b) if (i) all the mutual closing conditions and all conditions for the benefit of Purchaser have been satisfied or waived and (ii) Purchaser does not consummate the closing of the Transaction at the time when required to close pursuant to the Purchase Agreement within five business days following irrevocable notice from the Bank that all closing conditions for the benefit of the Bank have been satisfied or waived, and each of United and the Bank stands ready, willing and able to consummate the closing of the Transaction during the entirety of such five business day period. The Termination Fee, if and when payable, constitutes the sole remedy of the Bank and its affiliates against Purchaser upon termination of the Purchase Agreement, provided, however, the Bank retains the right to seek specific performance to compel Purchaser to consummate the closing prior to termination, subject to the terms and conditions of the Purchase Agreement.

Additional Information

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is attached to this Current Report on Form 8-K (this “Report”) as Exhibit 2.1 and is incorporated into this Report by reference. The representations, warranties and covenants of each party set forth in the Purchase Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Purchase Agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing those matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties will not survive consummation of the Transaction, unless otherwise specified therein, and were made only as of the date of the Purchase Agreement or such other date as is specified in the Purchase Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Purchase Agreement is included with this Report only to provide investors with information regarding the terms of the Purchase Agreement, and not to provide investors with any other factual information regarding United, the Bank, the Companies or Purchaser, their respective affiliates or their respective businesses.

Item 7.01	Regulation FD Disclosure

On June 12, 2026, United issued a press release announcing its entry into the Purchase Agreement. A copy of United’s press release is attached to this Report as Exhibit 99.1 and is incorporated into this Report by reference. In connection with the announcement of the Purchase Agreement, United also issued an investor presentation containing supplemental information regarding the Transaction, a copy of which is attached to this Report as Exhibit 99.2 and is incorporated into this Report by reference.

Item 9.01	Financial Statements and Exhibits.

(d) See exhibit index below for the list of exhibits filed or furnished with this Current Report on Form 8-K.

EXHIBIT INDEX

Exhibit No.	Description
2.1*	Stock Purchase Agreement, dated as of June 11, 2026, by and among United Community Bank, United Community Banks, Inc. (solely for the limited purposes set forth therein), and Navitas TopCo LLC
99.1	United Community Banks, Inc. Press Release, dated June 12, 2026
99.2	United Community Banks, Inc. Investor Presentation, dated June 12, 2026
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

*Annexes, schedules and exhibits to the Stock Purchase Agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the U.S. Securities and Exchange Commission (“SEC”) upon its request.

Caution About Forward-Looking Statements

This Report may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither statements of historical or current fact nor are they assurances of future performance and generally can be identified by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “could,” “should,” “projects,” “plans,” “goal,” “targets,” “potential,” “estimates,” “pro forma,” “seeks,” “intends,” “anticipates,” “assumes,” “illustrates,” “likely,” “predict,” “continue” or similar expressions. Examples of forward-looking statements include, but are not limited to, statements United makes about (i) the completion and anticipated benefits of the Transaction, (ii) financial projections and the pro forma financial impact of the Transaction, including impacts on earnings or loss per share, tangible book value per share, and common equity tier 1 capital, (iii) United’s plans, objectives and strategies, and (iv) the assumptions that underlie United’s forward-looking statements. Forward-looking statements are not historical facts and represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements. Because forward-looking statements relate to the future, they are subject to known and unknown risks, uncertainties, assumptions, and changes in circumstances, many of which are beyond United’s control, and that are difficult to predict as to timing, extent, likelihood and degree of occurrence, and that could cause actual results to differ materially from the results implied or anticipated by the statements.

Factors that could cause or contribute to such differences include, but are not limited to, the following:

•	the risk that the Transaction may not be completed on the currently anticipated terms or at all, including due to the failure to satisfy closing conditions or obtain required regulatory approvals;
•	the risk that any financial benefits from the Transaction may not be realized or may take longer than anticipated to be realized;
•	the occurrence of any event, change, or other circumstances that could give rise to the termination of the Purchase Agreement;
•	the effect of potential adverse reactions or changes to business relationships, including with customers, counterparties, and employees, resulting from the announcement or completion of the Transaction;
•	the possibility that the costs, fees, expenses and charges related to the Transaction may be unexpected or greater than anticipated;
•	diversion of management’s attention from ongoing business operations;
•	the risk of potential litigation or regulatory action related to the Transaction;
•	negative economic and political conditions that adversely affect the general economy, the banking sector, housing prices, the real estate market, the job market, consumer confidence, the financial condition of our borrowers and consumer spending habits, which may affect, among other things, the levels of nonperforming assets, charge-offs and provision expense;
•	changes in loan underwriting, credit review or loss policies associated with economic conditions, examination conclusions or regulatory developments;
•	the potential effects of pandemics or public health conditions on the economic and business environments in which we operate, including the impact of actions taken by governmental authorities to address these conditions;
•	strategic, market, operational, liquidity and interest rate risks associated with our business;
•	potential fluctuations or unanticipated changes in the interest rate environment, including interest rate changes made by the Federal Reserve, replacement or reform of other interest rate benchmarks, as well as cash flow reassessments may reduce net interest margin and/or the volumes and values of loans made or held as well as the value of other financial assets;
•	any unanticipated or greater than anticipated adverse conditions in the national or local economies in which we operate;
•	our loan concentration in industries or sectors that may experience unanticipated or greater than anticipated adverse conditions than other industries or sectors in the national or local economies in which we operate;
•	the risks of expansion into new geographic or product markets;
•	risks with respect to our ability to identify and complete future mergers or acquisitions as well as our ability to successfully expand and integrate those businesses and operations that we acquire;
•	our ability to attract and retain key employees;

•	competition from financial institutions and other financial service providers including non-bank financial technology providers and our ability to attract customers from other financial institutions;
•	losses due to fraudulent and negligent conduct of our customers, third-party service providers or employees;
•	cybersecurity risks and the vulnerability of our network and online banking portals, and the systems or parties with whom we contract, to unauthorized access, computer viruses, phishing schemes, spam attacks, human error, natural disasters, power loss and other security breaches that could adversely affect our business and financial performance or reputation;
•	our reliance on third parties to provide key components of our business infrastructure and services required to operate our business;
•	the risk that we may be required to make substantial expenditures to keep pace with regulatory initiatives and the rapid technological changes in the financial services market, including those accelerated by the use of artificial intelligence and machine learning;
•	the availability of and access to capital, particularly if there were to be increased capital requirements or enhanced regulatory supervision;
•	legislative, regulatory or accounting changes that may adversely affect us;
•	volatility in the allowance for credit losses resulting from the current expected credit losses methodology, either alone or as that may be affected by conditions affecting our business;
•	adverse results (including judgments, costs, fines, reputational harm, inability to obtain necessary approvals and/or other negative effects) from current or future legislation, litigation, regulatory proceedings, examinations, investigations, or similar matters, or developments related thereto;
•	government shutdowns, the effect of which could delay legislative activities or regulatory approval processes that could be harmful to our customers, business activities and strategic initiatives;
•	any matter that would cause us to conclude that there was impairment of any asset, including intangible assets, such as goodwill;
•	limitations on our ability to declare and pay dividends and other distributions from the Bank to United, which could affect United’s liquidity, including its ability to pay dividends to shareholders or take other capital actions;
•	the potential effects of events beyond our control that may have a destabilizing effect on financial markets and the economy, such as inflation or recession, terrorist activities, wars and other foreign conflicts, climate change and weather related events, disruptions in our customers’ supply chains, disruptions in transportation, essential utility outages or trade disputes and tariffs including threats thereof, either imposed by the U.S. or other trading partners in retaliation to U.S. tariffs; and
•	other risks and uncertainties disclosed in documents filed or furnished by us with or to the SEC, any of which could cause actual results to differ materially from future results expressed, implied or otherwise anticipated by such forward-looking statements.

Further information regarding additional factors that could affect the forward-looking statements can be found in the cautionary language included under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in United’s Annual Report on Form 10-K for the year ended December 31, 2025 and other documents subsequently filed by United with the SEC, which are available on the SEC website at www.sec.gov.

Many of these factors are beyond United’s ability to control or predict. If one or more events related to these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may differ materially from the forward-looking statements. Accordingly, shareholders and investors should not place any undue reliance on any such forward-looking statements. We do not intend to and, except as required by law, hereby disclaim any obligation to update or revise any forward-looking statement contained in this Report, which speaks only as of the date of its filing with the SEC, whether as a result of new information, future events, or otherwise.

United qualifies all forward-looking statements by these cautionary statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED COMMUNITY BANKS, INC.

	By:	/s/ Jefferson L. Harralson
Jefferson L. Harralson
Executive Vice President and
Chief Financial Officer

Date: June 12, 2026